AMENDED AND RESTATED
                              ACQUISITION AGREEMENT

                                  by and among

                         TELEBANC FINANCIAL CORPORATION,

                          ARBOR CAPITAL PARTNERS, INC.,

                            MET HOLDINGS CORPORATION,

                                       AND

                              WILLIAM M. DAUGHERTY









                          dated as of February 19, 1997


                                TABLE OF CONTENTS

                                                                                                 Page

SECTION 1. ACQUISITION OF THE ARBOR ASSETS...........................................................2
      1.1  Acquisition of the Assets and Issuance of the Shares......................................2
      1.2  Effective Time; Closing...................................................................2
SECTION 2. RESTRICTED SECURITIES.....................................................................4
      2.1  No Registration Under the Securities Act..................................................4
      2.2  Acquisition for Investment................................................................4
      2.3  Evaluation of Merits and Risks of Investment..............................................4
      2.4  Investment Representations................................................................4
SECTION 3. REPRESENTATIONS AND WARRANTIES OF TELEBANC................................................5
      3.1  Organization of TeleBanc..................................................................5
      3.2  Capitalization............................................................................5
      3.3  Authorization.............................................................................5
      3.4  Validity of Shares; Issuance..............................................................6
      3.5  Absence of Violation......................................................................6
      3.6  Binding Obligation........................................................................6
SECTION 4. REPRESENTATIONS AND WARRANTIES OF ARBOR, MET HOLDINGS AND DAUGHERTY.......................6
      4.1  Organization of Arbor.....................................................................6
      4.2  Capitalization............................................................................7
      4.3  Non-Contravention.........................................................................7
      4.4  Properties and Assets.....................................................................7
      4.5  Certificate of Incorporation and Bylaws...................................................8
      4.6  Financial Statements......................................................................8
      4.7  Absence of Changes........................................................................9
      4.8  Legal Proceedings.........................................................................9
      4.9  Certain Contracts.........................................................................9
      4.10 Insurance................................................................................10
      4.11 Employee Benefit Plans...................................................................10
      4.12 Compliance with Applicable Laws..........................................................12
      4.13 Regulatory Filings and Reports...........................................................12
      4.14 Tax Matters..............................................................................12
      4.15 Broker's Fees............................................................................14
      4.16 No Misrepresentations....................................................................14
SECTION 5. REPRESENTATIONS AND WARRANTIES OF MET HOLDINGS...........................................14
      5.1  Organization of MET Holdings.............................................................14
      5.2  Authorization............................................................................14
      5.3  Absence of Violation.....................................................................15

                                       i

SECTION 6.  REPRESENTATIONS AND WARRANTIES OF DAUGHERTY..............................................15
      6.1   Authority and Capacity...................................................................15
      6.2   Absence of Violation.....................................................................15
      6.3   Binding Obligation.......................................................................15
SECTION 7.  COVENANTS................................................................................16
      7.1   Regulatory Applications..................................................................16
      7.2   Further Action; Stockholder Approval.....................................................16
      7.3   Third Party Consents.....................................................................16
SECTION 8.  CONDITIONS TO CLOSING....................................................................16
      8.1   Conditions to Obligations of All Parties.................................................16
      8.2   Conditions to the Obligations of Arbor...................................................17
      8.3   Conditions to Obligations of TeleBanc....................................................18
SECTION 9.  CLOSING..................................................................................18
      9.1   Deliveries by TeleBanc...................................................................18
      9.2   Deliveries by Arbor......................................................................19
      9.3   Deliveries by Daugherty..................................................................19
SECTION 10. TERMINATION..............................................................................20
      10.1  Mutual Consent...........................................................................20
      10.2  Other Termination........................................................................20
      10.3  Effect of Termination....................................................................20
SECTION 11. REGISTRATION RIGHTS......................................................................21
      11.1  Piggyback Registration Rights............................................................21
      11.2  Demand Registration Rights...............................................................21
      11.3  Registration Procedures..................................................................22
      11.4  Registration Expenses....................................................................23
      11.5  Indemnity and Contribution...............................................................24
SECTION 12. MISCELLANEOUS............................................................................26
      12.1  Additional Actions and Documents.........................................................26
      12.2  Expenses.................................................................................26
      12.3  Notices..................................................................................26
      12.4  Waiver...................................................................................27
      12.5  Binding Effect...........................................................................27
      12.6  Entire Agreement; Amendment..............................................................28
      12.7  Severability.............................................................................28
      12.8  Headings.................................................................................28
      12.9  Governing Law............................................................................28
      12.10 Signature in  Counterparts...............................................................28
      12.11 No Third Party Beneficiaries.............................................................28
      12.12 Assignability............................................................................29
      12.13 Parties Not Partners.....................................................................29
      12.14 Survival.................................................................................29

                                       ii

                   AMENDED AND RESTATED ACQUISITION AGREEMENT


                  This Amended and Restated Acquisition Agreement (this "Agreement"), dated as of the 19th day of February, 1997, is entered into by and among TeleBanc Financial Corporation, a Delaware corporation ("TeleBanc"), Arbor Capital Partners, Inc. ("Arbor"), MET Holdings Corporation, a Delaware corporation ("MET Holdings"), and William M. Daugherty ("Daugherty").

                  WHEREAS, TeleBanc desires to acquire substantially all of the assets of Arbor;

                  WHEREAS, MET Holdings and Daugherty own all of the issued and outstanding capital stock of Arbor (the "Arbor Stock");

                  WHEREAS, Daugherty is the President of Arbor and a member of its Board of Directors, and in such capacities Daugherty has been granted the right (the "Daugherty Arbor Option") to purchase for $64,407.69 an additional 27 shares of common stock of Arbor in the event of a change of control in Arbor or MET Holdings;

                  WHEREAS, as part of the transaction contemplated hereby, immediately prior to the Acquisition (as defined below) contemplated hereby, TeleBanc intends to sell in a private placement approximately 29,900 units consisting of debt, warrants and convertible preferred stock (the "Units Sale");

                  WHEREAS, the independent members of the Board of Directors of TeleBanc (the "Independent Directors") deem it advisable for TeleBanc to enter into this Agreement, pursuant to which, at the Effective Time (as defined below), TeleBanc will purchase substantially all of the assets of Arbor;

                  WHEREAS, the parties intend that the Acquisition  contemplated
hereby  shall  constitute  a  reorganization   within  the  meaning  of  Section
368(a)(1)(C) of the Internal Revenue Code of 1988, as amended (the "Code"); and

                  WHEREAS, MET Holdings and Daugherty each desires that Arbor sell substantially all of the assets of Arbor on the terms and under the conditions specified herein;

                  NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, the sufficiency of which is hereby acknowledged, the parties mutually agree as follows:

SECTION 1.            ACQUISITION OF THE ARBOR ASSETS.


                  1.1      Acquisition of the Assets and Issuance of the Shares.

                  (a) At the Effective Time (as defined in Section 1.2 hereof), on the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions of this Agreement, (i) Arbor agrees to sell and assign to TeleBanc (or any subsidiary of TeleBanc as may be designated by TeleBanc) those assets and liabilities of Arbor set forth at Schedule A hereto (such assets and liabilities, which constitute substantially all of the assets and liabilities of Arbor, and as may change from the date hereof until the Effective Time only in the ordinary course of Arbor's business, are hereinafter referred to as the "Arbor Assets"); and (ii) TeleBanc agrees to issue 162,461 shares of common stock, par value $.01 per share ("TeleBanc Common Stock") and $500,000.00 in cash to Arbor (such TeleBanc Common Stock and cash are together hereinafter referred to as the "Acquisition Consideration"). The acquisition by TeleBanc hereby of the Arbor Assets is referred to as the "Acquisition."

                  (b) Because of the Acquisition contemplated hereby, the parties agree that the Daugherty Arbor Option would be of no value following the Acquisition. Furthermore, inasmuch as Daugherty will become an employee of TeleBanc (or a wholly owned subsidiary thereof) with primary responsibility, among other things, to be the officer in charge of the former Arbor assets, upon the Acquisition, TeleBanc also will issue to Daugherty an option for 24,201 shares of TeleBanc Common Stock (the "Daugherty TeleBanc Option"). The Daugherty TeleBanc Option shall have an exercise price of $64,407.69 and shall be exercisable for a period of 10 years from Effective Time.

                  (c) Notwithstanding the foregoing provision of Section 1.1(a)(ii), the parties hereto agree that the TeleBanc Common Stock and amount of cash to be paid to Arbor can be adjusted by TeleBanc in order that at the Effective Time, the TeleBanc Common Stock issued in the Acquisition does not have "an aggregate Market Value of five percent or more of the total Market Value of the outstanding shares" of TeleBanc (within the meaning of Section 11.1(c) of TeleBanc's Amended and Restated Certificate of Incorporation).


                  1.2      Effective Time; Closing.

                  The effective time (the "Effective Time") of the Acquisition shall be as soon as possible following the Units Sale, but in no event later than one business day following the Units Sale.

                  The closing (the "Closing") of the Acquisition shall occur at the principal executive office of TeleBanc at 1111 North Highland Street, Arlington,

                  Virginia 22201, or at such other place as the parties shall mutually agree, on the day on which the Acquisition takes place (the "Closing Date").

SECTION 2.            RESTRICTED SECURITIES.

                  Each of Arbor, MET Holdings and Daugherty hereby represents, warrants and covenants as follows:


                  2.1      No Registration Under the Securities Act.

                  Arbor and Daugherty understand that the TeleBanc Common Stock to be received by them under this Agreement and under the Daugherty TeleBanc Option, respectively, has not been registered under the Securities Act of 1933, as amended (the "Securities Act") in reliance upon exemptions contained in the Securities Act or interpretations thereof, and cannot be offered for sale, sold or otherwise transferred unless such TeleBanc Common Stock being so acquired subsequently is so registered or qualifies for exemption from registration under the Securities Act.


                  2.2      Acquisition for Investment.

                  The TeleBanc Common Stock is being acquired under this Agreement by Arbor and by Daugherty under the Daugherty TeleBanc Option, respectively, in good faith solely for its and his own account, for investment and not with a view toward resale or other distribution within the meaning of the Securities Act. Such TeleBanc Common Stock will not be offered for sale, sold or otherwise transferred by Arbor or Daugherty without either registration or exemption from registration under the Securities Act.


                  2.3      Evaluation of Merits and Risks of Investment.

                  Arbor and Daugherty have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of an investment in such TeleBanc Common Stock being acquired hereunder or under the Daugherty TeleBanc Option. Arbor and Daugherty understand and are able to bear any economic risks associated with such investment (including, without limitation, the necessity of holding such TeleBanc Common Stock for an indefinite period of time, inasmuch as such TeleBanc Common Stock has not been registered under the Securities Act).


                  2.4      Investment Representations.

                  Arbor and Daugherty have had an opportunity to evaluate, and are capable of evaluating, TeleBanc's business, properties and financial affairs. Arbor and Daugherty are capable of evaluating the merits and risks of the transactions contemplated and have had the opportunity to do so, and have the capacity to protect their own interests and have had the opportunity to do so. In entering into this Agreement, and except for matters specifically set forth in this Agreement, each of Arbor, MET Holdings and Daugherty is not relying on any documents, information, representations, warranties or other statements provided or made to it by or on behalf of TeleBanc.


SECTION 3.            REPRESENTATIONS AND WARRANTIES OF TELEBANC.

                  TeleBanc hereby represents and warrants to Arbor, MET Holdings and Daugherty as follows:


                  3.1      Organization of TeleBanc.

                  TeleBanc is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.


                  3.2      Capitalization.

                  As of the date of this Agreement and before giving effect to the Units Sale, the entire authorized capital stock of TeleBanc consists of 4,000,000 shares, (a) 3,500,000 shares of TeleBanc Common Stock, of which 2,049,500 shares have been issued and are outstanding and (b) 500,000 shares of preferred stock, par value $0.01 per share ("TeleBanc Preferred Stock"), of which no shares have been issued and are outstanding. There also are issued and outstanding 345,000 warrants to purchase one share each of TeleBanc Common Stock. All the issued and outstanding shares of TeleBanc Common Stock and the capital stock of each of TeleBanc's subsidiaries have been duly authorized and validly issued.


                  3.3      Authorization.

                  TeleBanc has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement in accordance with the terms hereof. The execution, delivery and performance of this Agreement have been duly authorized by the Independent Directors of TeleBanc and no other corporate proceedings on the part of TeleBanc or any TeleBanc subsidiary are necessary to consummate the transactions so contemplated. This Agreement has been duly and validly executed and delivered by TeleBanc and constitutes a valid and legally binding obligation of TeleBanc enforceable against TeleBanc in accordance with its terms.

                  3.4      Validity of Shares; Issuance.

                  The TeleBanc Common Stock to be issued as part of the Acquisition Consideration and pursuant to the Daugherty TeleBanc Option, when issued in compliance with the provisions of this Agreement and said Option, as applicable, will be validly issued, fully paid and non-assessable, and free of any escrow or encumbrances, and will be issued in compliance with all applicable federal laws.


                  3.5      Absence of Violation.

                  The execution, delivery and performance by TeleBanc of this Agreement and all other documents contemplated hereby, the fulfillment of and the compliance with the respective terms and provisions hereof and thereof, and the consummation of the transactions contemplated hereby and thereby, do not and will not (a) conflict with, or violate any provision of, any law having applicability to TeleBanc; or (b) conflict with, or result in any breach of, or constitute a default under, any agreement to which TeleBanc is a party.


                  3.6      Binding Obligation.

                  This Agreement constitutes a valid and binding obligation of TeleBanc, enforceable in accordance with its terms. Each document to be executed by TeleBanc pursuant hereto, when executed and delivered in accordance with the provisions hereof, will be a valid and binding obligation of TeleBanc, enforceable in accordance with its terms.


SECTION 4.  REPRESENTATIONS AND WARRANTIES OF ARBOR, MET HOLDINGS AND DAUGHERTY.

                  Arbor, MET Holdings and Daugherty hereby jointly and severally represent and warrant to TeleBanc as follows:


                  4.1      Organization of Arbor.

                  Arbor is a corporation duly organized, validly existing and in good standing under the laws of the State of New York. Arbor has full corporate power and authority to own or lease its properties and assets and to carry on its business as now being conducted. Arbor is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the employees or of the properties or assets owned or leased by it makes such licensing or qualification necessary.

                  4.2      Capitalization.

                  The authorized capital stock of Arbor consists of 200 shares of common stock, without par value, and 10,000 shares of 6% non-cumulative preferred stock, par value $100.00 per share. The Arbor Stock owned by MET and Daugherty constitute the only shares of capital stock of Arbor that are issued and outstanding and no other shares of Arbor capital stock are subject to or reserved for issuance under any circumstances except for the shares subject to the Daugherty Arbor Option. All of the issued and outstanding shares of Arbor Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. Except with respect to the Daugherty Arbor Option, Arbor does not have and is not bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any shares of Arbor Stock or any other equity security of Arbor or any securities representing the right to purchase or otherwise receive any shares of Arbor Stock or any other equity security of Arbor.


                  4.3      Non-Contravention.

                  The execution and delivery of this Agreement by MET Holdings and Daugherty does not, and the performance of this Agreement in accordance with the terms hereof, will not (a) violate any provision of the charter or articles of incorporation or bylaws of Arbor, (b) conflict with or result in a breach of, or default under, or result in the creation of any lien, claim, charge or other encumbrance upon any of the assets or properties of Arbor pursuant to the provisions of any agreement, mortgage, indenture or other document or instrument to which Arbor is a party or by which Arbor or any of its properties or assets is bound, (c) violate any existing laws applicable to Arbor or any of its properties or assets, or Arbor's ability to obtain any regulatory consent, approval, expiration of a waiting period or similar action or inaction by any governmental authority that is required in connection with the consummation of the transactions contemplated by this Agreement ("Regulatory Approvals"), or (d) require any consent, notice, approval or other filing with any third party in connection with any lease, agreement or other arrangement, the benefits of which cannot be retained upon consummation of the transactions contemplated hereby without such consent, notice, approval or filing, except as set forth at Schedule B hereto (such consents, notices, approvals or other filings collectively referred to as the "Required Consents").


                  4.4      Properties and Assets.

                  The Arbor Assets are all of the assets and known or contingent liabilities of Arbor as of the date hereof. Arbor does not own any real property nor is it a party to any contract for the purchase, sale, or development of real estate.

Arbor has provided to TeleBanc a true, correct and complete copy of each real property lease, sublease, or similar agreement to which Arbor is a party. Except for (a) items reflected in the audited financial statements of Arbor as of December 31, 1995, (b) exceptions to title that do not interfere materially with Arbor's use and enjoyment of leased real property (other than real property acquired through foreclosure or a transaction in lieu of foreclosure), (c) liens for current real estate taxes not yet delinquent, or being contested in good faith, properly reserved against (and reflected on the financial statements referred to in Section 4.6 below) and (d) properties and assets sold or transferred in the ordinary course of business consistent with past practice since December 31, 1995, Arbor has good title to all its properties and assets, including the properties and assets reflected in the Schedule A of Arbor Assets, whether real, personal, tangible or intangible, free and clear of all liens, claims, charges and other encumbrances. Arbor, as lessee, has the right under valid and subsisting leases to occupy, use and possess all property leased by it, and there has not occurred under any such lease any breach, violation or default except with respect to deductibles under insurance policies that comply with the requirements of Section 4.10, and Arbor has not experienced any uninsured damage or destruction with respect to such properties since December 31, 1995. Arbor enjoys peaceful and undisturbed possession under all leases for the use of real or tangible personal property under which it is the lessee, and all leases to which Arbor is a party are valid and enforceable in all material respects in accordance with the terms thereof except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights and except as may be limited by the exercise of judicial discretion in applying principles of equity. Arbor is not in default with respect to any such lease.


                  4.5      Certificate of Incorporation and Bylaws.

                  True and complete copies of the certificate of incorporation and bylaws of Arbor, as in effect on the date hereof, have been delivered to TeleBanc.


                  4.6      Financial Statements.

                  (a) Arbor has previously delivered or made available to TeleBanc accurate and complete copies of the statements of financial condition of Arbor as of December 31, 1993, 1994 and 1995, and the related statements of income, shareholders' equity and cash flows for the years ended December 31, 1993, 1994 and 1995, in each case accompanied by the audit report of the independent public accountants with respect to Arbor. The statements of financial condition of Arbor referred to herein (including the related notes, where applicable), fairly present the financial condition of Arbor as of the respective dates set forth therein, and the related statements of income, shareholders' equity and cash flows (including the related notes, where applicable) fairly present the results of operations, shareholders' equity and cash flows of Arbor for the respective periods or as of the respective dates set forth therein.

                  (b) Each of the financial statements referred to in Section 4.6(a) has been prepared in accordance with generally accepted accounting principles consistently applied during the periods involved. The audits of Arbor have been conducted in accordance with generally accepted auditing standards. The books and records of Arbor are being maintained in material compliance with applicable legal and accounting requirements.

                  (c) Except and to the extent (i) reflected, disclosed or provided for in the financial statements as of December 31, 1995 referred to above and (ii) of liabilities incurred since December 31, 1995 in the ordinary course of business and consistent with past practice, Arbor does not have any liabilities, whether absolute, accrued, contingent or otherwise.


                  4.7      Absence of Changes.

                  Since December 31, 1995, the business of Arbor has been conducted only in the ordinary course consistent with past practice and there has not been any material adverse change in the business, financial condition, operating results or prospects of Arbor, nor has there been any material change in any policy or practice followed by Arbor in the ordinary course of business.


                  4.8      Legal Proceedings.

                  There are no legal, administrative or other claims, actions, suits or other proceedings pending, or to the knowledge of any of Arbor's officers and directors, threatened, of which Arbor is a party before any court or arbitration tribunal or before or by any governmental authority. Arbor is not a party to any pending or, to the knowledge of any of Arbor's officers and directors, threatened legal, administrative or other claim, action, suit, investigation, arbitration or proceeding challenging the validity or propriety of any of the transactions contemplated by this Agreement. Arbor is not subject to any judgment, order, writ, injunction, decree or arbitration award.


                  4.9      Certain Contracts.

                  Except as contemplated by this Agreement, Arbor is not a party to nor is it bound or affected by, nor does it receive benefits under (a) any material agreement, arrangement or understanding not made in the ordinary course of business; (b) any agreement, indenture or other instrument relating to the borrowing of money by Arbor or the guarantee by Arbor of any obligation; (c) any agreement, arrangement or understanding relating to the employment, election, retention in office or severance of any present or former director, officer or employee of Arbor; (d) any agreement, arrangement or understanding pursuant to which any payment (whether of severance pay or otherwise) became or may become due to any director, officer or employee of Arbor upon execution of this Agreement or upon or following consummation of the transactions contemplated by this Agreement (either alone or in connection with the occurrence of any additional acts or events); (e) any assistance agreement, supervisory agreement, memorandum of understanding, consent order, cease and desist order or condition of any regulatory order or decree with or by the Securities and Exchange Commission (the "SEC"), the National Association of Securities Dealers, Inc. or any other regulatory agency; or (f) any other agreement, arrangement or understanding, which requires aggregate payments to or from Arbor of $25,000 or more per year.


                  4.10   Insurance.

                  All insurance policies and bonds maintained by Arbor have, from time to time, in respect of the nature of the risks insured against and amount of coverage provided, been substantially similar in kind and amount to that customarily carried by parties similarly situated who engage in businesses substantially similar to that of Arbor), and are in full force and effect and have been in full force and effect at all times during which Arbor had any insurable interest in the subject of such insurance policies and bonds. As of the date hereof, Arbor has not received any notice of cancellation or amendment of any such policy or bond or is in default under any such policy or bond, no coverage thereunder is being disputed and all material claims thereunder have been filed in a timely fashion. The existing insurance carried by Arbor is and will continue to be, in respect of the nature of the risks insured against and the amount of coverage provided, substantially similar in kind and amount to that customarily carried by parties similarly situated who engage in businesses substantially similar to that of Arbor, and is sufficient for compliance by Arbor with all material requirements of any laws, regulations and agreements to which Arbor is subject or is a party. True and complete copies of all such policies and bonds as in effect on the date hereof, have been delivered to TeleBanc.


                  4.11   Employee Benefit Plans.

                  (a) True, correct and complete copies of each employee benefit plan (as that term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which plan is subject to any provisions of ERISA and covers any one or more of the directors and employees of Arbor, whether active or retired (an "Employee Plan")) of Arbor, including amendments and trust agreements relating thereto, have been delivered to TeleBanc, together with (i) a complete and correct copy of the five most recent annual reports (Form 5500 including, if applicable, Schedule B thereto) prepared in connection with any such

Employee Plan, (ii) a true, correct and complete copy of the five most recent actuarial valuation reports, if any, prepared in connection with any such Employee Plan, and (iii) a true, correct and complete copy of the most recent summary plan description (including any summaries of material modifications) of each such Employee Plan. None of such Employee Plans is a "multiemployer plan," as defined in Section 3(37) of ERISA, and Arbor has not been obligated to make a contribution to any such multiemployer plan within the past five years. Since its inception, each Employee Plan which is intended to be qualified under
Section 401(a) of the Internal Revenue Code of 1986, as amended (the "IRC") has been operated and administered in all material respects in accordance with the requirements for a qualified plan under Section 401(a) of the IRC and each trust maintained in connection with each such Employee Plan has been operated and administered in all material respects in accordance with the requirements for a tax exempt trust under Section 501 of the IRC and applicable state laws. Arbor has received from the Internal Revenue Service a determination letter with respect to the qualification of each such Employee Plan and has delivered to TeleBanc a true and complete copy of the most recent determination letter for each such Employee Plan, as well as all correspondence relating to the application therefor. The representations made as a part of the application for each such determination letter were true and complete when made and continue to be true and complete. Nothing has occurred since the date of the most recent applicable determination letter that would adversely affect the qualified status of any such Employee Plan.

                  (b) True and complete copies of any current or deferred compensation, bonus, stock option, stock appreciation right, severance pay, salary continuation, retirement or incentive plan or arrangement, or any group or individual health, disability or life insurance plan, or welfare or similar plan or arrangement for the benefit of any one or more of the directors, officers and employees of Arbor, whether active or retired, other than Employee Plans and plans and agreements providing for base salary and base wages ("Benefit Arrangements") that Arbor maintains have been delivered to TeleBanc.

                  (c) Each of the Employee Plans and Benefit Arrangements of Arbor is in compliance with the requirements prescribed by any and all applicable laws and regulations, including, but not limited to, ERISA and the IRC. No Employee Plan is subject to Title IV of ERISA. Neither Arbor nor any Employee Plan has engaged in a "prohibited transaction," as defined in Section 406 of ERISA and Section 4975 of the IRC, which could subject Arbor to material liability under Section 409 or 502(i) of ERISA or Section 4975 of the IRC. No Employee Plan is subject to Part III of Subtitle B of Title I of ERISA or
Section 412 of the IRC, or both. Arbor has not failed to make any contribution or pay any amount due and owing as required by the terms of any Employee Plan or Benefit Arrangement. Each funded Employee Plan is fully funded such that the fair market value of the net assets of the Employee Plan equals or exceeds the present value of all accrued benefits and other liabilities under such Employee Plan. No events have occurred or are expected to occur with respect to any Employee Plan that would cause a material change in the value of the assets or the amount or present value of accrued benefits and other liabilities of such Employee Plan.

                  (d) No Employee Plan or Benefit Arrangement, individually or collectively, provides for any payment by Arbor to any employee or independent contractor, in connection with or as a result of the transactions contemplated by this Agreement, that is not deductible under either Section 162(a)(1), 162(m), 280G or 404 of the IRC.


                  4.12 Compliance with Applicable Laws.

                  Arbor has complied with all laws applicable to it or to the operation of its business and has not received any notice of any alleged claim or threatened claim, violation of or liability or potential responsibility under such laws that has not heretofore been cured and for which there is no remaining liability.


                  4.13 Regulatory Filings and Reports.

                  Since December 31, 1991, Arbor has filed all documents required to be filed by it under federal securities laws and laws applicable to broker-dealers and investment advisors, and applicable regulations thereunder, and all such documents, as finally amended, were complete and accurate, complied in all material respects as to form and substance with all applicable requirements of law and regulation and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


                  4.14 Tax Matters.

                  (a) Arbor has timely filed on behalf of itself, with the appropriate governmental authorities, all federal, state and local tax returns and declarations of estimated tax with respect to income and all other applicable taxes, and all other tax returns and reports, the filing of which is required by applicable laws (including returns and reports with respect to taxes withheld from or imposed in respect of employees' wages and with respect to deposit accounts (the "Tax Returns"). All of the Tax Returns are accurate and complete in all material respects.

                  (b) Arbor has collected and withheld all taxes which it is or has been required to collect or withhold and has timely submitted all such collected and withheld amounts to the appropriate authorities. Arbor is in compliance with the back-up withholding and information reporting requirements under the IRC, and the rules and regulations of the Internal Revenue Service thereunder.

                  (c) All federal, state and local taxes, due and payable by Arbor pursuant to the Tax Returns, or pursuant to any assessment with respect to taxes, penalties or interest in any of such jurisdictions, have been accrued or paid.

                  (d) The reserves for taxes contained in the financial statements (including the notes thereto) described in Section 4.6 of this Agreement are adequate to cover the tax liabilities, including penalties and interest, of Arbor for all periods up to and including December 31, 1995.

                  (e) Arbor has not received any notice of deficiency or assessment or proposed deficiency or assessment by the Internal Revenue Service or any other taxing authority in connection with the Tax Returns that has not been brought to the attention of TeleBanc management. There is no action, suit, proceeding, audit, examination, investigation, or claim pending, or to the knowledge of any of Arbor's officers and directors, threatened, in respect of any taxes for which Arbor is or may become liable if such action, suit, proceeding, audit, examination, investigation, or claim were to be resolved, in whole or in part, adversely to Arbor that has not been brought to the attention of TeleBanc management. To the knowledge of any of Arbor' officers and directors, no fact exists which constitutes grounds for the assessment of material additional taxes with respect to Arbor that has not been brought to the attention of TeleBanc management. Arbor has provided to TeleBanc a true, correct and complete copy of any agreement for the allocation or sharing of taxes.

                  (f) Arbor has not waived any law fixing, or consented to the extension of, any period of time for assessment of any tax.

                  (g) Arbor has not made an election under Section 341(f) of the IRC.

                  (h) Arbor has provided to TeleBanc complete and correct copies of the Tax Returns and all material correspondence and documents, if any, relating directly or indirectly to taxes for each taxable year of Arbor as to which the applicable statute of limitations has not run on the date hereof. For this purpose, "correspondence and documents" include, without limitation, amended tax returns, claims for refunds, notices from taxing authorities of proposed changes or adjustments to taxes or tax returns, consents to assessment or collection of taxes, acceptances of proposed adjustments, closing agreements, rulings and determination letters and requests therefor, and all other written communications to or from taxing authorities relating to any material tax liability of Arbor.

                  4.15   Broker's Fees.

                  No agent, finder, broker, investment banker, person or firm acting on behalf or under authority of Arbor is or will be entitled to any fee as compensation for services as broker or finder or any other commission or similar fee directly or indirectly in connection with this Agreement or any of the transactions contemplated hereby.


                  4.16 No Misrepresentations.

                  None of the representations and warranties of Arbor set forth in this Agreement nor any matter disclosed in any of the schedules, lists, certificates, exhibits or other documents delivered to TeleBanc hereunder or in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances in which they were made, not misleading.




SECTION 5.            REPRESENTATIONS AND WARRANTIES OF MET HOLDINGS.

                  MET Holdings hereby represents and warrants to TeleBanc as follows:


                  5.1      Organization of MET Holdings.

                  MET Holdings is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.


                  5.2      Authorization.

                  MET Holdings has all requisite corporate power and authority to execute and deliver this Agreement and, subject to the approval of the requisite number of stockholders of MET Holdings entitled to vote on this
Agreement and to the receipt of any Regulatory Approvals, to consummate the transactions contemplated by this Agreement in accordance with the terms hereof. The execution, delivery and performance of this Agreement have been duly authorized by the Board of Directors of MET Holdings, and, except for the approval of the requisite number of stockholders of MET Holdings as to this Agreement, no other corporate proceedings on the part of MET Holdings or any MET Holdings subsidiary are necessary to consummate the transactions so contemplated. This Agreement has been duly and validly executed and delivered by MET Holdings and constitutes a valid and legally binding obligation of MET Holdings enforceable against MET Holdings in accordance with its terms.


                  5.3      Absence of Violation.

                  The execution, delivery and performance by MET Holdings of this Agreement and all other documents contemplated hereby, the fulfillment of and the compliance with the respective terms and provisions hereof and thereof, and the consummation of the transactions contemplated hereby and thereby, do not and will not (a) conflict with, or violate any provision of, any law having applicability to MET Holdings; or (b) conflict with, or result in any breach of, or constitute a default under, any agreement to which MET Holdings is a party.


SECTION 6.            REPRESENTATIONS AND WARRANTIES OF DAUGHERTY

                  Daugherty hereby represents and warrants to TeleBanc as follows:


                  6.1      Authority and Capacity.

                  Daugherty has full legal right, capacity, power and authority to execute this Agreement and to consummate the transactions contemplated hereby.


                  6.2      Absence of Violation.

                  The execution, delivery and performance by Daugherty of this Agreement and all other documents contemplated hereby, the fulfillment of and the compliance with the respective terms and provisions hereof and thereof, and the consummation of the transactions contemplated hereby and thereby, do not and will not (a) conflict with, or violate any provision of, any law having applicability to Daugherty; or (b) conflict with, or result in any breach of, or constitute a default under, any agreement to which Daugherty is a party.


                  6.3      Binding Obligation.

                  This Agreement constitutes a valid and binding obligation of Daugherty, enforceable in accordance with its terms. Each document to be executed by Daugherty pursuant hereto, when executed and delivered in accordance with the provisions hereof, will be a valid and binding obligation of Daugherty, enforceable in accordance with its terms.

SECTION 7.            COVENANTS.


                  7.1      Regulatory Applications.

                  TeleBanc, MET Holdings and Daugherty shall cause to be prepared and filed, as soon as is reasonably practical, all required applications and notices and any other filings with governmental authorities which are necessary or contemplated for consummation of the Acquisition. Such applications and filings shall be in such forms as may be prescribed by the respective governmental authorities or self regulatory agencies and shall contain such information as they may require.


                  7.2      Further Action; Stockholder Approval.

                  TeleBanc, Arbor, MET Holdings and Daugherty agree to take all such action required to consummate the transactions contemplated hereby. By signing this Agreement, MET Holdings and Daugherty agree and acknowledge that as the sole shareholders of Arbor, they hereby approve this Agreement and the Acquisition contemplated hereby. Unless this Agreement is terminated in accordance with its terms, MET Holdings agrees to submit this Agreement for the approval of its stockholders.


                  7.3      Third Party Consents.

                  TeleBanc, MET Holdings and Daugherty agree to cooperate and use their best efforts to obtain all written consents or approvals of other persons in connection with any lease, agreement or other arrangement, the benefits of which cannot be retained upon consummation of the transactions contemplated hereby without such consent or approval.


SECTION 8.            CONDITIONS TO CLOSING.


                  8.1      Conditions to Obligations of All Parties.

                  The obligations of each party to consummate the Acquisition contemplated by this Agreement are subject to the satisfaction, on or before the Closing Date, of each of the following conditions precedent:

                  (a) Termination. This Agreement shall not have been terminated in accordance with its terms.

                  (b) Approvals and Offering. This Agreement shall have been approved by the requisite vote of the stockholders of MET Holdings and the Unit Sale shall have been consummated.

                  (c) No Governmental Action. No action or proceeding by or before any governmental authority shall have been instituted or threatened (and not subsequently dismissed, settled or otherwise terminated) which is reasonably expected to restrain, prohibit or invalidate the transactions contemplated by this Agreement or to affect adversely the financial condition and business prospects of TeleBanc or Arbor.

                  (d) Regulatory Approvals. All Regulatory Approvals required to consummate the transactions contemplated hereby shall have been obtained. No Regulatory Approval shall contain any condition that would require any material modification or nonperformance of the terms of this Agreement. All Regulatory Approvals shall remain in full force and effect and all conditions and requirements set forth in any Regulatory Approval that are required to be satisfied on or before the Closing Date, including the expiration of any waiting periods, shall have been satisfied or properly waived.

                  (e) Consents. Except for such consents, approvals, permits and other authorizations that, if not obtained, would not, individually or in the aggregate, have a material effect on the transactions contemplated hereby, the parties shall have obtained (i) the Required Consents, and (ii) all permits or other authorizations other than Regulatory Approvals required to consummate the transactions contemplated hereby.

                  (f) Arbor Assets. The Arbor Assets shall be as set forth at Schedule A hereto, except for such changes as may occur from the date hereof in the ordinary course of business.


                  8.2      Conditions to the Obligations of Arbor.

                  The obligations of Arbor to consummate the transactions contemplated by this Agreement are subject to the satisfaction, on or before the Closing Date, of each of the following conditions precedent, any one or more of which may be waived by Arbor, in its sole and absolute discretion:

                  (a) Representations and Warranties. The representations and warranties of TeleBanc contained in this Agreement shall be true, correct and complete in all material respects when made and shall be true and correct on the Closing Date with the same force and effect as if made on the Closing Date.

                  (b) Compliance. TeleBanc shall have in all material respects performed all obligations and agreements and complied with all covenants contained in this Agreement to be performed and complied with by TeleBanc on or prior to the Closing Date.


                  8.3      Conditions to Obligations of TeleBanc.

                  The obligations of TeleBanc to consummate the transactions contemplated by this Agreement are subject to the satisfaction, on or before the Closing Date, of each of the following conditions precedent, any one or more of which may be waived by TeleBanc, in its sole and absolute discretion:

                  (a) Representations and Warranties. The representations and warranties of each of Arbor, MET Holdings and Daugherty contained in this Agreement shall be true, correct and complete in all material respects when made and shall be true and correct on the Closing Date with the same force and effect as if made on the Closing Date.

                  (b) Compliance. Arbor shall have in all material respects performed all obligations and agreements and complied with all covenants contained in this Agreement to be performed and complied with by it on or prior to the Closing Date.

                  (c) TeleBanc shall have received from Corporate Finance of Washington, Inc., or such other financial advisor as TeleBanc may select, an opinion in form reasonably satisfactory to TeleBanc dated the date of or immediately before the date of this Agreement, as to the value of Arbor.


SECTION 9.            CLOSING.


                  9.1      Deliveries by TeleBanc.

                  At the Closing, TeleBanc shall deliver to Daugherty or Arbor, as applicable, the following:

                  (a) To Daugherty, an agreement as to the Daugherty TeleBanc Option.

                  (b) To Arbor, (i) the certificate of TeleBanc Common Stock representing the TeleBanc Common Stock portion of the Acquisition Consideration registered in the name of Arbor; and (ii) the cash portion of the Acquisition Consideration required hereby.

                  (c) To Arbor, a copy of the resolutions of the Directors of TeleBanc certified by the Secretary of TeleBanc, as being true, correct and complete and then in full force and effect, authorizing the execution, delivery and performance of this

Agreement by TeleBanc, the authorization, sale, issuance and delivery of the TeleBanc Common Stock and the Daugherty TeleBanc Option issued hereunder, and the performance of TeleBanc's obligations hereunder.

                  (d) To Arbor, a certificate of TeleBanc signed by an executive officer of TeleBanc not affiliated with MET Holdings certifying that the representations and warranties of TeleBanc made herein are true, complete and correct as of the date of this Agreement and are true and correct as of the Closing Date, and TeleBanc has performed and complied with all covenants and agreements required to be performed or complied with by TeleBanc on or prior to the Closing.


                  9.2      Deliveries by Arbor.

                  At the Closing, Arbor shall deliver to TeleBanc, or obtain from MET Holdings to deliver to TeleBanc, the following:

                  (a) The Arbor Assets, together with the required consents and such other assignments, bills of sale or other documentation as may be required to effect the transfer of assets contemplated hereby.

                  (b) A copy of (i) the resolutions of the Board of Directors of Arbor authorizing the execution, delivery and performance of this Agreement by Arbor, and (ii) the resolutions of the requisite number of stockholders of Arbor approving this Agreement and the transactions contemplated hereby, certified by the Secretary of Arbor, as being true, correct and complete and then in full force and effect.

                  (c) A certificate of MET Holdings signed by the President of MET Holdings certifying that the representations and warranties of MET Holdings made herein are true, complete and correct as of the date of this Agreement and are true and correct as of the Closing Date, and MET Holdings has performed and complied with all covenants and agreements required to be performed or complied with by MET Holdings on or prior to the Closing.


                  9.3      Deliveries by Daugherty.

                  At the Closing, Daugherty shall deliver to TeleBanc the following:

                  (a) A certificate of Daugherty certifying that the representations and warranties of Daugherty made herein are true, complete and correct as of the date of this Agreement and are true and correct as of the Closing Date, and that Daugherty has performed and complied with all covenants and agreements required to be performed or complied with by Daugherty on or prior to the Closing.

                  (b) Evidence of cancellation of all rights under the Daugherty Arbor Option in form and substance reasonably satisfactory to TeleBanc.


SECTION 10.           TERMINATION.


                  10.1     Mutual Consent.

                  The parties may terminate this Agreement at any time by mutual written agreement.


                  10.2     Other Termination.

                  Either of TeleBanc, on the one hand, or Arbor, MET Holdings or Daugherty, on the other, may terminate this Agreement by giving notice (a "Termination Notice") to the other at the time designated in this Section or, in the absence of such designation, at any time up to and including the Closing Date, if any one or more of the following shall have occurred and be continuing:

                  (a) Termination By Any Party. Any party may terminate this Agreement under any one or more of the following circumstances:

                           (i)      at any time  after  March 31,  1997,  if the
Closing shall not have occurred for any reason other than a default or non-performance of its obligations hereunder by the party giving such notice;

                           (ii)     if this  Agreement  is not  approved  by the
requisite vote of the stockholders of MET Holdings.

                           (iii)    a court or other  governmental  authority of
competent jurisdiction shall have issued an order, writ, injunction or decree or shall have taken any other action permanently restraining or otherwise prohibiting the Acquisition and the related transactions and such order, writ, injunction, decree or other action shall have become final and nonappealable.

                  (b) Termination by Arbor. Arbor may terminate this Agreement on the Closing Date, if any condition precedent forth in Sections 8.1 or 8.2 shall not have been satisfied.

                  (c) Termination by TeleBanc. TeleBanc may terminate this Agreement on the Closing Date, if any condition precedent set forth in Sections
8.1 or 8.3 shall not have been satisfied.

                  10.3     Effect of Termination.

                  Termination of this Agreement pursuant to this Section shall not relieve any party of any liability for a default or other breach, or nonperformance under this Agreement. Notwithstanding the foregoing, no party hereto shall be liable for consequential or punitive damages in connection with such termination.


SECTION 11.           REGISTRATION RIGHTS.


                  11.1         Piggyback Registration Rights.

                  (a) Except as provided at Section 11.1(b) below, if at any time or times beginning one year after the Closing Date, TeleBanc proposes to make a public offering of TeleBanc Common Stock which requires registration under applicable rules and regulations of the SEC, other than an offering not suitable for inclusion of shares of selling stockholders for offer to the public, such as shares being offered in connection with an employment benefit plan or in connection with a merger, TeleBanc shall give written notice of the proposed registration to MET Holdings and Daugherty (each a "Holder") not less than 14 business days prior to the proposed filing date of the registration form with the SEC, and at the written request of a Holder delivered to TeleBanc within 10 days after the receipt of such notice, TeleBanc shall include in such registration and offering, and in any underwriting of such offering, all shares of TeleBanc Common Stock acquired by the Holder pursuant to this Agreement (collectively with respect to the Holders, the "Shares") that have been designated for registration in the Holder's request. TeleBanc may withdraw any proposed registration statement or offering of securities under this Section 11 at any time without any liability to a Holder hereunder.

                  (b) If a registration in which the Holders have the right to participate pursuant to this Section 11 is an underwritten public offering and the managing underwriter advises TeleBanc in writing that in its opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering consistent with the pricing expectations of TeleBanc, then TeleBanc first shall include in such offering the TeleBanc Common Stock proposed to be sold by TeleBanc if consistent with the aforementioned opinion of the managing underwriter, second shall include the shares requested to be included in such registration by any holder of registration rights in connection with the Unit Sale, and thereafter, Shares requested to be included by the Holder(s) and shares requested to be included by other selling stockholders who hold registration rights pursuant to pre-existing written agreements with TeleBanc, if any, pro rata based upon the number of shares of TeleBanc Common Stock requested by each such selling stockholder to be included in such registration, or in such other amounts upon which TeleBanc, the Holder(s) and the other selling stockholders may agree.


                  11.2         Demand Registration Rights.

                  (a) At any time after one year from the date of the Acquisition, each Holder may request registration for sale under the Securities Act of any Shares owned by such Holder (a "Demand Registration"), provided, however, that (i) TeleBanc shall only be obligated to effect one Demand Registration for each Holder, (ii) TeleBanc shall not be obligated to effect a Demand Registration unless the Holder requests registration for the sale of shares that represent at least 50% of the aggregate amount of the Shares then owned by the Holder, and (iii) TeleBanc shall not be required to conduct an underwritten offering. A Demand Registration shall specify the approximate number of Shares requested to be registered and the anticipated per share price range for such offering.

                  (b) A Demand Registration shall be deemed to occur when such registration becomes effective under the Securities Act, except that if, after it becomes effective, such Demand Registration is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental authority, such registration shall not be deemed to have been effected unless such stop order, injunction or other order shall have been subsequently vacated or removed.


                  11.3         Registration Procedures.

                  (a) TeleBanc shall have no obligation to include Shares owned by a Holder in a registration statement pursuant to Section 11.1 or Section 11.2 hereof unless and until the Holder has furnished TeleBanc with all information and statements about or pertaining to the Holder in such reasonable detail and on such timely basis as is reasonably deemed by TeleBanc to be necessary or appropriate for the preparation of the registration statement.

                  (b) Whenever a Holder have requested that Shares be registered pursuant to Section 11.1 or Section 11.2 hereof, TeleBanc shall, subject to its rights under Section 11.1(a) to withdraw the registration statement and the other provisions of Section 11.1 and Section 11.2:

                           (1)      prepare and file with the SEC a registration
statement with respect to such shares and use its reasonable efforts to cause such registration statement to become effective as soon as practicable after the filing thereof (provided that before filing a registration statement or any amendments or supplements thereto, TeleBanc shall furnish counsel for the Holder with copies of all such documents proposed to be filed);

                           (2)      prepare   and   file   with   the  SEC  such
amendments and supplements to such registration statement as may be necessary to keep such registration statement effective for a period of not less than (i) three months, (i) until the Holder has completed the distribution described in such registration statement, or (iii) until TeleBanc receives a Demand Registration as defined in and pursuant to the Unit Purchase Agreement pursuant to which the Units Sale is being consummated, whichever occurs first;

                           (3)      furnish  to the  Holder the number of copies
of such registration statement, each amendment and supplement thereto, and such other documents as the Holder may reasonably request;

                           (4)      use   reasonable   efforts  to  register  or
qualify such shares under the state blue sky or securities or banking laws ("Blue Sky Laws") of such jurisdictions as the Holder reasonably requests (and to keep such registrations and qualifications effective for a period of three months, or until the Holder has completed the distribution of such shares, whichever occurs first), and to do any and all other acts and things that may be reasonably necessary or advisable to enable the Holder to consummate the disposition of such shares in such jurisdictions; provided, however, that TeleBanc will not be required to do any of the following: (i) qualify generally to do business in any jurisdiction where it would not be required but for this
Section 11.3(b),  (ii) subject itself to taxation in any such  jurisdiction,  or
(iii) file any general consent to service of process in any such jurisdiction;

                           (5)     promptly notify the Holder during the period
that TeleBanc is required to keep the registration statement effective, of the occurrence of any event as a result of which the registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein in the light of the circumstances under which they were made, not misleading, and prepare a supplement or amendment to the registration statement so that, as thereafter delivered to the purchasers of such shares, the registration statement will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                           (6)      provide a transfer  agent and  registrar (if
TeleBanc does not already have such an agent) for all such shares not later than the effective date of such registration statement.


                  11.4         Registration Expenses.

                  (a) If, pursuant to Section 11.1 or Section 11.2 hereof, Shares owned by a Holder are included in a registration statement, then the Holder shall pay all transfer taxes, if any, relating to the sale of its Shares, all registration and filing fees, fees and expenses of compliance, with Blue Sky Laws, the fees and expenses of its own counsel, printing expenses, and its pro rata portion of any underwriting discounts or commissions or the equivalent thereof.

                  (b) Except for the fees and expenses specified in Section 11.4(a) hereof and except as provided below in this Section 11.4(b), TeleBanc shall pay all expenses incident to the registration and to TeleBanc's performance of or compliance with this Agreement, including, without limitation, underwriting discounts, fees, and expenses (other than the Holder's pro rata portions of any underwriting discounts or commissions or the equivalent thereof), messenger and delivery expenses, and fees and expenses of counsel for TeleBanc and all independent certified public accountants and other persons retained by TeleBanc. With respect to any registration pursuant to Section 11.4 hereof, TeleBanc shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties) and, if applicable, the expenses and fees for listing the securities to be registered on an exchange or on the Nasdaq Stock Market.


                  11.5         Indemnity and Contribution.

                  (a) In the event that any Shares owned by a Holder are sold by means of a registration statement pursuant to Section 11.1 or Section 11.2 hereof, the Holder (for the purposes of this Section 11.5(a), the "Indemnifying Person") agrees to indemnify and hold harmless TeleBanc, each of TeleBanc's officers and directors, and each person, if any, who controls or may control TeleBanc within the meaning of the Securities Act (for the purposes of this Section 11.5(a), TeleBanc, its officers and directors, and any such other persons being hereinafter referred to individually as an "Indemnified Person" and collectively as "Indemnified Persons") from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs, and expenses, including, without limitation, interest, penalties, and reasonable attorneys' fees and disbursements, asserted against, resulting to, imposed upon, or incurred by such Indemnified Person, directly or indirectly (collectively, hereinafter referred to in the singular as a "Claim" and in the plural as "Claims"), based upon, arising out of, or resulting from any untrue statement of a material fact contained in the registration statement or any omission to state therein a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, to the extent that such Claim is based upon, arises out of or results from information furnished to TeleBanc by the Holder in a written document provided by the Holder for use in connection with the registration statement.

                  (b) TeleBanc (for the purposes of this Section 11.5(b), the "Indemnifying Person") agrees to indemnify and hold harmless the Holder, Arbor's officers and directors (if Shares owned by Arbor are being sold), each person, if any, who controls or may control the Holder within the meaning of the Securities Act and any underwriters participating in the distribution of the Shares pursuant to a registration statement (for the purposes of this Section 11.5(b), the Holder, Arbor's officers and directors (if Shares owned by Arbor are being sold), and any such other persons also being hereinafter referred to individually as an "Indemnified Person" and collectively as "Indemnified Persons") from and against all Claims based upon, arising out of, or resulting from any untrue statement of a material fact contained in the registration statement or any omission to state therein a material fact necessary in order to make the statement made therein, in the light of the circumstances under which they were made, not misleading, to the extent that such Claim is based upon, arises out of or results from information furnished to the Holder by TeleBanc in a written document provided by TeleBanc for use in connection with the registration statement.

                  (c) The indemnification set forth herein shall be in addition to any liability TeleBanc or the Holder may otherwise have in connection with any registration of the Shares. Within a reasonable time after receiving definitive notice of any Claim in respect of which an Indemnified Person may seek indemnification under this Section 11.5, such Indemnified Person shall submit written notice thereof to Indemnifying Person. The failure of the Indemnified Person so to notify the Indemnifying Person of any such Claim shall not relieve the Indemnifying Person from any liability it may have hereunder except to the extent that (a) such liability was caused or increased by such omission, or (b) the ability of the Indemnifying Person to reduce such liability was materially adversely affected by such omission. In addition, the omission of the Indemnified Person so to notify the Indemnifying Person of any such Claim shall not relieve the Indemnifying Person from any liability it may have otherwise than hereunder. The Indemnifying Person shall have the right to undertake, by counsel or representatives of its own choosing, the defense, compromise, or settlement (without admitting liability of the Indemnifying Person) of any such Claim asserted, such defense, compromise, or settlement to be undertaken at the expense and risk of the Indemnifying Person, and the Indemnified Person shall have the right to engage separate counsel, at its own expense, whom counsel for the Indemnifying Person shall keep informed and consult with in a reasonable manner. In the event the Indemnifying Person shall fail to undertake such defense by its own representatives, the Indemnifying Person shall give prompt written notice of such election to the Indemnified Person, and the Indemnified Person shall undertake the defense, compromise, or settlement (without admitting liability of the Indemnified Person) thereof on behalf of and for the account and risk of the Indemnifying Person by counsel or other representatives designated by the Indemnified Person. In the event that any Claim shall arise out of a transaction or cover any period or periods wherein TeleBanc and the Holder shall each be liable hereunder for part of the liability or obligation arising therefrom, then the parties shall, each choosing its own counsel and bearing its own expenses, defend such Claim, and no settlement or compromise of such Claim may be made without the joint consent or approval of TeleBanc and the Holder. Notwithstanding the foregoing, no Indemnifying Person shall be obligated hereunder with respect to amounts paid in settlement of any Claim if such settlement is effected without the consent of such Indemnifying Person (which consent shall not be unreasonably withheld).


SECTION 12.           MISCELLANEOUS.


                  12.    Additional Actions and Documents.

                  Each of the parties hereto agrees that it will, at any time, prior to, at or after the Closing, take or cause to be taken such further actions, and execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments as may be necessary or reasonably requested in connection with the consummation of the Acquisition contemplated by this Agreement or in order to fully effectuate the purposes, terms and conditions of this Agreement, including the intent of the parties that the Acquisition constitute a reorganization under Section 368(a)(1)(C) of the Code.


                  12.2   Expenses.

                  Each party hereto shall pay its own expenses incurred in connection with this Agreement and in the preparation for and consummation of the transactions contemplated hereby.


                  12.3   Notices.

                  All notices, demands, requests, or other communications which may be or are required to be given or made by any party to any other party pursuant to this Agreement shall be in writing and shall be hand delivered, mailed by first-class registered or certified mail, return receipt requested, postage prepaid, or delivered by overnight air courier, addressed as follows:

                  If to TeleBanc:


                  TeleBanc Financial Corporation
                  1111 North Highland Street
                  Arlington, Virginia 22201

                  Attn.:  Aileen Lopez Pugh

                  with a copy (which shall not constitute notice) to:

                  Hogan & Hartson L.L.P.
                  555 Thirteenth Street, N.W.
                  Washington, D.C.  20004
                  Attn.:  Stuart G. Stein, Esq.


                  If to Arbor:


                  Arbor Capital Partners, Inc.
                  405 Park Avenue, Suite 1104
                  New York, New York 10022
                  Attn.:  Emidio Morizio


                  If to MET Holdings:


                  MET Holdings Corporation
                  405 Park Avenue, Suite 1104
                  New York, New York 10022
                  Attn.:  Emidio Morizio


                  If to Daugherty:


                  William M. Daugherty
                  561 Hudson Street, #31
                  New York, NY   10014

or such other address as the addressee may indicate by written notice to the other parties. Each notice, demand, request, or communication which shall be given or made in the manner described above shall be deemed sufficiently given or made for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, or the affidavit of messenger being deemed conclusive but not exclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

                  12.4   Waiver.

                  No waiver by any party of any failure or refusal of any other party to comply with its obligations under this Agreement shall be deemed a waiver of any other or subsequent failure or refusal to so comply by such other party. No waiver shall be valid unless in writing signed by the party to be charged and only to the extent therein set forth.


                  12.5   Binding Effect.

                  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.


                  12.6   Entire Agreement; Amendment.

                  This Agreement, including the other instruments and documents referred to herein or delivered pursuant hereto, contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, commitments or understandings with respect to such matters. No amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification or discharge is sought.


                  12.7   Severability.

                  If any part of any provision of this Agreement shall be invalid or unenforceable under applicable law, such part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of such provisions or the remaining provisions of said Agreement.


                  12.8   Headings.

                  The headings of the sections and subsections contained in this Agreement are inserted for convenience only and do not form a part or affect the meaning, construction or scope thereof.


                  12.9   Governing Law.

                  This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed under and in accordance with the laws of the State of Delaware, excluding the choice of law rules thereof.

                  12.10    Signature in Counterparts.

                  This Agreement may be executed in separate counterparts, none of which need contain the signatures of all parties, each of which shall be deemed to be an original, and all of which taken together constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than the number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.


                  12.11    No Third Party Beneficiaries.

                  Except as expressly provided herein, this Agreement is made and entered into for the sole protection and benefit of the parties hereto, and no other person or entity shall have any right of action hereon, right to claim any right or benefit from the terms contained herein or be deemed a third party beneficiary hereunder.


                  12.12    Assignability.

                  All terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective transferees, successors and assigns; provided, however, that neither this Agreement nor any rights, privileges, duties and obligations of the parties hereto may be assigned or delegated by any party hereto without the prior written consent of all the parties to this Agreement and any such purported or attempted assignment shall be null and void ab initio and of no force or effect.


                  12.13    Parties Not Partners.

                  Nothing contained in this Agreement shall constitute any party as a partner with, agent for or principal of any one or more of the other parties or their successors and assigns.


                  12.14    Survival.

                  Except as specifically provided otherwise herein, the representations, warranties, covenants or agreements of Arbor, MET Holdings and Daugherty contained in this Agreement or in any certificate or instrument delivered pursuant to this Agreement shall survive the Closing for a period of one year from the Closing Date; provided, however, that this one year period shall be extended with respect to claims in respect of taxes or employee benefits to 30 days after the expiration of the applicable statutory period for such assessments. The representations, warranties, covenants or agreements of TeleBanc contained in this

                  Agreement or in any certificate or instrument delivered pursuant to this Agreement shall not survive the Closing.


                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.



                         TELEBANC FINANCIAL CORPORATION


                         By:   /s/ Aileen Lopez Pugh
                              --------------------------
                              Name:  Aileen Lopez Pugh
                              Title: EVP-CFO/Treasurer
Attest:


/s/ Sang-Hee Yi
------------------------


                            MET HOLDINGS CORPORATION


                            By:   /s/ Mitchell H. Caplan
                                  -------------------------
                                  Name:  Mitchell H. Caplan
                                  Title: President
Attest:


/s/ Sang-Hee Yi
-----------------------


                             ARBOR CAPITAL PARTNERS, INC.


                            By:   /s/ Mitchell H. Caplan
                                  -------------------------
                                  Name:  Mitchell H. Caplan
                                  Title: Vice President & Managing Partner
Attest:


/s/ Sang-Hee Yi
-----------------------

                                 WILLIAM M. DAUGHERTY


                                 /s/ William M Daugherty
                                 -------------------------------

       Subscribed  and sworn to before me this 24th day of  February, 1997.

                                    X
                                  ---------------------------------------------
                                  Notary Public

My Commission Expires:     5/98
                        --------